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                                                               EXHIBIT 10.30(b)

                            ASSET EXCHANGE AGREEMENT

                           DATED AS OF JANUARY 2, 2001

                                      AMONG

                        CHARTER VIDEO ELECTRONICS, INC.,
                                 ON THE ONE HAND

                                       AND

                          CHARTER CABLE PARTNERS, LLC,
                         CHARTER COMMUNICATIONS VI, LLC,
                                ON THE OTHER HAND


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                            ASSET EXCHANGE AGREEMENT

         THIS ASSET EXCHANGE AGREEMENT (the "Agreement") is made as of January 2, 2001, by and between Charter Video Electronics, Inc. ("PARTY A") and each of Charter Cable Partners, LLC and Charter Communications VI, LLC (collectively, "PARTY B"), with reference to the following facts and circumstances:

                                    RECITALS

         A. PARTY A owns and operates all or part of cable television systems that are franchised and/or hold other authority to operate in and around the municipalities listed on SCHEDULE 4.8-A.

         B. PARTY B owns and operates all or part of cable television systems that are franchised and/or hold other authority to operate in and around the municipalities listed on SCHEDULE 4.8-B. PARTY B is comprised of two entities both of which are single-member limited liability companies, and such entities will be treated for federal income tax purposes as disregarded entities with respect to Charter Communications Holding Company, LLC under Treasury Regulation ss. 301.7701-3(b)(1)(ii).

         C. The parties desire to exchange the aforesaid systems in such a manner as to effect, to the extent reasonably possible, a like-kind exchange of such assets under Section 1031 of the United States Internal Revenue Code, as amended (the "Code").

                                   AGREEMENTS

         Accordingly, the parties hereby agree as follows:

1. DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, the following capitalized terms or terms otherwise defined in this Article 1 shall have the meanings set forth below:

         1.1 Agreement. The term "Agreement" shall mean and refer to this Asset Exchange Agreement.

         1.2 Assets. The term "Assets" shall mean and refer to all of the assets, privileges, contracts, licenses, permits, franchises, authorizations, rights, interests, claims and other properties, real and personal, tangible and intangible, of every type and description which are owned, leased, held for use or used in such Party's Cable Business. Assets shall include Tangible Personal Property, Owned Property, Leased Property, Other Real Property Interests, Systems Franchises, Systems Licenses, Systems Contracts, Books and Records and Other Intangibles. Reference to PARTY A Assets shall be deemed to refer to the Assets of PARTY A, and reference to PARTY B Assets shall be deemed to refer to the Assets of PARTY B.

         1.3 Books and Records. The term "Books and Records" shall mean and refer to all engineering records, files, data, drawings, blueprints, schematics, reports, lists, plans and procedures and all other files of correspondence, lists, records and reports concerning such Party's Cable Business, including subscribers and prospective subscribers of such Party's

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Systems, signal and program carriage and dealings with Governmental Authorities with respect to such Party's Systems, including all reports filed with respect to such Party's Systems by or on behalf of such Party with the FCC and statements of account filed with respect to such Party's Systems by or on behalf of such Party with the U.S. Copyright Office, but excluding all documents, reports and records relating to any employee of such Party's Systems who has not given consent to disclosure of such documents, reports and records. Reference to PARTY A Books and Records shall be deemed to refer to the Books and Records of PARTY A, and reference to PARTY B Books and Records shall be deemed to refer to the Books and Records of PARTY B, in each case, as included among such Party's Assets.

         1.4 Business Day. The term "Business Day" shall mean and refer to any day other than a Saturday, Sunday or a day on which the banking institutions in St. Louis, Missouri, are required or authorized to be closed.

         1.5 Cable Business. The term "Cable Business" shall mean and refer to the cable television business and other revenue-generating businesses and related operations conducted by such Party through such Party's Systems. Reference to PARTY A Cable Business shall be deemed to refer to the Cable Business of PARTY A, and reference to PARTY B Cable Business shall be deemed to refer to the Cable Business of PARTY B.

         1.6 Closing. The term "Closing" shall mean and refer to the closing of the exchange transactions contemplated by this Agreement.

         1.7 Closing Time. The term "Closing Time" shall mean and refer to 11:59 p.m., Central Time, on the Closing Date.

         1.8 Communications Act. The term "Communications Act" shall mean and refer to the Communications Act of 1934, as amended, and the FCC rules and regulations promulgated thereunder.

         1.9 Contract. The term "Contract" shall mean and refer to any contract, mortgage, deed of trust, bond, indenture, lease, license, note, franchise, certificate, option, warrant, right or other instrument, document, obligation or agreement, whether written or oral.

         1.10 FCC. The term "FCC" shall mean and refer to the Federal Communications Commission.

         1.11 Governmental Authority. The term "Governmental Authority" shall mean and refer to the United States of America, any state, commonwealth, territory or possession of the United States of America and any political subdivision or quasi-governmental authority of any of the same, including any court, tribunal, department, commission, board, bureau, agency, body, county, municipality, province, parish or other instrumentality of any of the foregoing.

         1.12 Intellectual Property. The term "Intellectual Property" shall mean and refer to, with respect to any Cable Business, any (a) trademarks, trade dress, trade names, service marks, logos and other similar proprietary rights,
(b) domain names, (c) copyrights and (d)


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patents and patentable know-how, inventions and processes, in each case used in such Cable Business.

         1.13 Judgment. The term "Judgment" shall mean and refer to any judgment, writ, order, injunction, award or decree of any court, judge, justice or magistrate, including any bankruptcy court or judge or the arbitrator in any binding arbitration, and any order of or by any Governmental Authority.

         1.14 Leased Property. The term "Leased Property" shall mean and refer to the leaseholds of real property included among such Party's Assets and described as such Party's Leased Property on SCHEDULE 1.14. Reference to PARTY A Leased Property shall be deemed to refer to the Leased Property of PARTY A, and reference to PARTY B Leased Property shall be deemed to refer to the Leased Property of PARTY B, in each case, as included among such Party's Assets.

         1.15 Legal Requirement. The term "Legal Requirement" shall mean and refer to any applicable common law and any statute, ordinance, code or other law, rule, regulation, order, technical or other written standard, requirement or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority, including any Judgment.

         1.16 Lien. The term "Lien" shall mean and refer to any security interest, security agreement, financing statement filed with any Governmental Authority, conditional sale or other title retention agreement, any lease, consignment or bailment given for purposes of security, any mortgage, lien (including any lien for Taxes), indenture, pledge, option, encumbrance, adverse interest, constructive trust or other trust, claim, attachment, exception to, defect in, or other condition adversely affecting title or other ownership interest (including reservations, rights of entry, possibilities of reverter, encroachments, protrusions, easements, rights-of-way, rights of first refusal, restrictive covenants, leases and licenses) of any kind, which constitutes an interest in or claim against property, whether arising pursuant to any Legal Requirement, Systems License, Systems Franchise, Systems Contract or otherwise.

         1.17 Losses. The term "Losses" shall mean and refer to any claims, losses, liabilities, damages, penalties, costs and expenses, including interest that may be imposed in connection therewith, expenses of investigation, reasonable fees and disbursements of counsel and other experts, and, as applicable, the cost to any Person making a claim or seeking indemnification under this Agreement with respect to funds expended by such Person by reason of the occurrence of any event or the existence or assertion of any Liens (other than Permitted Liens) with respect to which indemnification is sought.

         1.18 Other Intangibles. The term "Other Intangibles" shall mean and refer to all intangible assets, other than such Party's Systems Franchises, Systems Licenses and Systems Contracts, including subscriber lists, claims, and Intellectual Property, if any, included among such Party's Assets. Reference to PARTY A Other Intangibles shall be deemed to refer to the Other Intangibles of PARTY A, and reference to PARTY B Other Intangibles shall be deemed to refer to the Other Intangibles of PARTY B, in each case, as included among such Party's Assets.


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         1.19 Other Real Property Interests. The term "Other Real Property
Interests" shall mean and refer to the easements and rights of access (other than those relating to multiple dwelling units) and other interests in real property held by such Party in connection with such Party's Cable Business, but not including such Party's Leased Property or such Party's Owned Property. Reference to PARTY A Other Real Property Interests shall be deemed to refer to the Other Real Property Interests of PARTY A, and reference to PARTY B Other Real Property Interests shall be deemed to refer to the Other Real Property Interests of PARTY B, in each case, as included among such Party's Assets.

         1.20 Owned Property. The term "Owned Property" shall mean and refer to the fee interests in the real property included among such Party's Assets and described as such Party's Owned Property on SCHEDULE 1.20 and all improvements and towers thereon and appurtenances thereto. Reference to PARTY A Owned Property shall be deemed to refer to the Owned Property of PARTY A, and reference to PARTY B Owned Property shall be deemed to refer to the Owned Property of PARTY B, in each case, as included among such Party's Assets.

         1.21 Party. The term "Party" shall mean and refer to either PARTY A, or PARTY B, or each of the entities constituting PARTY A or PARTY B, in each instance as the context requires.

         1.22 Permitted Liens. The term "Permitted Liens" shall mean and refer to (a) Liens for Taxes, assessments and governmental charges, in each case not yet due and payable, (b) zoning laws or ordinances or any similar Legal Requirements, (c) rights reserved to any Governmental Authority to regulate the affected property, (d) as to Leased Property or Tangible Personal Property that is leased, the interests of the lessors thereof, and (e) as to Owned Property, Leased Property and Other Real Property Interests, any easements, rights-of-way, servitudes, conditions, covenants, restrictions and minor imperfections or irregularities in title, in each case, which are reflected in the public records and which do not individually or in the aggregate interfere with the right or ability of the applicable Party to own, use, enjoy or operate the Owned Property, Leased Property or Other Real Property Interests in the manner currently used or to convey good, marketable and indefeasible fee simple title to the same; provided that "Permitted Liens" will not include any Lien which could prevent or inhibit in any way (other than as permitted under clause (e)) the conduct of the business of the affected System, and provided further that classification of any Lien as a "Permitted Lien" will not affect any liability which a Party may have for any such Lien, including pursuant to any indemnity obligation under this Agreement.

         1.23 Person. The term "Person" shall mean and refer to any natural person, Governmental Authority, corporation, general or limited partnership, limited liability company, joint venture, trust, association or unincorporated entity of any kind.

         1.24 Required Consents. The term "Required Consents" shall mean and refer to any and all consents, authorizations and approvals under or in connection with such Party's Systems Franchises and Systems Licenses required for (a) such Party to transfer its Assets to the other Party pursuant to this Agreement, (b) the other Party to operate such Party's Systems and to own, lease, use and operate such Party's Assets and Systems at the places


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and in the manner in which such Party's Assets are used and such Party's Systems are operated as of the date of this Agreement and as of the Closing, or (c) the other Party to assume and perform such Party's Systems Franchises and Systems Licenses. Reference to PARTY A Required Consents shall be deemed to refer to the Required Consents for PARTY A, and reference to PARTY B Required Consents shall be deemed to refer to the Required Consents for PARTY B.

         1.25 System. The term "System" shall mean and refer to all or part of any cable television distribution system owned or leased by a Party, or in which a Party has other rights of use, that are used by such Party to serve its customers within the municipalities set forth on SCHEDULE 4.8-A (for PARTY A) and SCHEDULE 4.8-B (for PARTY B). Reference to PARTY A Systems shall be deemed to refer to the Systems of PARTY A, and reference to PARTY B Systems shall be deemed to refer to the Systems of PARTY B.

         1.26 Systems Contracts. The term "Systems Contracts" shall mean and refer to all Contracts (other than such Party's Systems Franchises and Systems Licenses) that are included among such Party's Assets, including the lease agreements for such Party's Tangible Personal Property, pole attachment agreements, underground conduit agreements, crossing agreements, retransmission consent agreements, multiple dwelling, bulk billing or commercial service agreements and the Contracts documenting such Party's Leased Property described on SCHEDULE 1.14. Reference to PARTY A Systems Contracts shall be deemed to refer to the Systems Contracts of PARTY A, and reference to PARTY B Systems Contracts shall be deemed to refer to the Systems Contracts of PARTY B, in each case, as included among such Party's Assets.

         1.27 Systems Franchises. The term "Systems Franchises" shall mean and refer to the franchises, permits and similar authorizations included among such Party's Assets (other than such Party's Systems Licenses) described on SCHEDULE 1.27, and all rights and benefits of such Party, including the rights and benefits arising under Section 626 of the Communications Act (47 U.S.C. 546) to the extent applicable to such Party's Systems Franchises. Reference to PARTY A Systems Franchises shall be deemed to refer to the Systems Franchises of PARTY A, and reference to PARTY B Systems Franchises shall be deemed to refer to the Systems Franchises of PARTY B, in each case, as included among such Party's Assets.

         1.28 Systems Licenses. The term "Systems Licenses" shall mean and refer to the intangible cable television channel distribution rights, cable television relay service (CARS), business radio and other licenses, earth station registrations, authorizations, consents or permits issued by the FCC or any other Governmental Authority included among such Party's Assets and described on
SCHEDULE 1.28 (other than such Party's Systems Franchises and Systems Contracts) and all rights and benefits of such Party pertaining thereto. Reference to PARTY A Systems Licenses shall be deemed to refer to the Systems Licenses of PARTY A, and reference to PARTY B Systems Licenses shall be deemed to refer to the Systems Licenses of PARTY B, in each case, as included among such Party's Assets.

         1.29 Tangible Personal Property. The term "Tangible Personal Property" shall mean and refer to all tangible personal property included among such Party's Assets, including towers (other than towers on such Party's Owned Property which are fixtures


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thereon and a part thereof), tower equipment, aboveground and underground cable, distribution systems, headend amplifiers, line amplifiers, microwave equipment, converters, testing equipment, motor vehicles, office equipment, computers and billing equipment, furniture, fixtures, supplies, inventory and other physical assets relating to the Systems. Reference to PARTY A Tangible Personal Property shall be deemed to refer to the Tangible Personal Property of PARTY A, and reference to PARTY B Tangible Personal Property shall be deemed to refer to the Tangible Personal Property of PARTY B, in each case, as included among such Party's Assets.

         1.30 Taxes. The term "Taxes" shall mean and refer to levies and assessments of any kind or nature imposed by any Governmental Authority, including all income, sales, use, ad valorem, value added, franchise, severance, net or gross proceeds, withholding, payroll, employment, excise or property taxes and levies or assessments related to unclaimed property, together with any interest thereon and any penalties, additions to tax or additional amounts applicable thereto. For purposes of determining any Tax cost or Tax benefit to any Person, such amount will be the actual cost or benefit recognized by such Person at the time of actual payment of the additional Tax or actual receipt of the Tax benefit. In the event that any Loss, payment or other amount is required to be determined on an after-Tax basis, such payment or other amount will be determined without regard to any Tax cost or Tax benefit not actually recognized at the time of the determination, and appropriate adjustments will be made when and to the extent that such Tax cost or Tax benefit is actually recognized.

         1.31 Other Definitions. The following terms have the meanings set forth in the sections indicated in the table below:

Term                                              Section
----                                              -------
Closing Date                                      8.1
Code                                              Recital C
commercially reasonable efforts                   10.9
Exchange                                          2.1
Exchange Groups                                   2.2
Matching Franchise                                5.1.1
PARTY A                                           First Paragraph
PARTY A Matching Franchise                        5.1.2
PARTY A Retained Franchise                        5.1.1
PARTY A System Value                              3.1
PARTY B                                           First Paragraph
PARTY B Matching Franchise                        5.1.1
PARTY B Retained Franchise                        5.1.2
PARTY B System Value                              3.1
Primary Transfer                                  5.1.3
Retained Franchise                                5.1.1
Subsequent Transfer                               5.1.4
Taking                                            10.8
Transfer Tax Returns                              5.2
Transfer Taxes                                    5.2


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         1.32 Usage. The definitions in Article 1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed to be references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. All Exhibits and Schedules attached hereto shall be deemed incorporated herein as if set forth in full herein and, unless otherwise defined therein, all terms used in any Exhibit or Schedule shall have the meaning ascribed to such term in this Agreement. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "hereof," "herein," and "hereunder," and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. All accounting terms not otherwise defined in this Agreement will have the meanings ascribed to them under generally acceptable accounting principles as in effect from time to time in the United States, consistently applied.

2.       EXCHANGE.

         2.1 Exchange of Assets. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, PARTY A and PARTY B agree to exchange simultaneously the PARTY A Assets for the PARTY B Assets, free and clear of all Liens (except Permitted Liens) (the "Exchange"). PARTY A and PARTY B agree to use all reasonable efforts to structure the Exchange in such a way that, to the extent reasonably possible, it will be a tax free exchange of like-kind assets under Section 1031 of the Code.

         2.2 Method of Exchange. The Exchange is to occur as follows: (A) PARTY A Tangible Personal Property and PARTY B Tangible Personal Property are being exchanged each for the other; (B) PARTY A Owned Property, PARTY A Leased Property, and PARTY A Other Real Property Interests and PARTY B Owned Property, PARTY B Leased Property, and PARTY B Other Real Property Interests are being exchanged each for the other; and (C) PARTY A Systems Contracts, PARTY A Systems Franchises, PARTY A Systems Licenses, and PARTY A Other Intangibles and PARTY B Systems Contracts, PARTY B Systems Franchises, PARTY B Systems Licenses, and PARTY B Other Intangibles are being exchanged each for the other. In each case, the assets described in this Section 2.2 shall be exchanged each for the other in "Exchange Groups" as defined under Treasury Regulations Sections 1.1031(a)-2 and 1.1031(j)-1, and in each case to the maximum extent permitted by Section 1031 of the Code and the regulations promulgated thereunder. Liabilities assumed or taken subject to by each Party are being exchanged each for the other to the maximum extent permitted under Section 1031 of the Code and regulations thereunder.


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3.       CONSIDERATION.

         3.1 For the purposes of this Agreement, the aggregate gross value and the value of each Exchange Group of the PARTY A Assets comprising all of the PARTY A Systems shall be as set forth on SCHEDULE 3.1-A ("PARTY A System Value"), and the aggregate gross value and the value of each Exchange Group of the PARTY B Assets comprising all of the PARTY B Systems shall be as set forth on SCHEDULE 3.1-B ("PARTY B System Value").

4. REPRESENTATIONS AND WARRANTIES. Each Party represents and warrants to the other Party, as follows:

         4.1 Organization and Qualification. Such Party is duly formed, validly existing and in good standing under the laws of its jurisdiction of formation/incorporation. As of the Closing Date, such Party has all requisite power and authority to own, lease and use such Party's Assets owned, leased or used by it and to conduct its Cable Business as it is currently being conducted by it. As of the date of this Agreement, such Party is duly qualified to do business and is in good standing under the laws of each jurisdiction in which the ownership, leasing or use of such Party's Assets owned, leased or used by it or the nature of its activities undertaken in connection with such Party's Systems makes such qualification necessary.

         4.2 Authority and Validity. Such Party has all requisite entity power and authority to execute and deliver, to perform its obligations under, and to consummate the transactions contemplated by this Agreement. The execution and delivery by such Party of, its performance under, and its consummation of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary entity action by or on behalf of such Party. This Agreement has been duly and validly executed and delivered by such Party and constitutes valid and legally binding agreement of such Party, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to the enforcement of creditors' rights generally or by principles governing the availability of equitable remedies.

         4.3 No Violation. Assuming all Required Consents have been obtained, the execution and delivery by each Party of, its performance under, and its consummation of the transactions contemplated by this Agreement do not and will not: (a) violate any provision of the organizational documents of such Party;
(b) violate any provision of any Legal Requirement applicable to such Party; (c) require any consent, approval or authorization of, or filing of any certificate, notice, application, report or other document with, any Governmental Authority or other Person; or (d) (i) violate, result in a breach of or constitute a default under, (ii) permit or result in the termination, suspension or modification of, (iii) result in the acceleration of (or give any Person the right to accelerate) the performance of such Party under, or (iv) result in the creation or imposition of any Lien under, any Systems Contract, Systems Franchise, Systems License, or other instrument evidencing any of the Assets of such Party or by which such Party or any of its assets is bound or affected, provided, however, that no breach of any of the foregoing representations will be deemed to

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have occurred if such occurrence does not have a material adverse effect on the
Assets being transferred pursuant hereto, or preclude the transfer thereof.

         4.4 Systems Contracts. Such Party has delivered to the other Party true and complete copies of all such Party's Systems Contracts (including each Contract relating to such Party's Leased Property and Other Real Property Interests), including any amendments thereto (or, in the case of oral Contracts, true and complete written summaries thereof), and each document evidencing such Party's ownership of its Owned Property.

         4.5 Compliance with Legal Requirements. Such Party has used commercially reasonable efforts to comply in all material respects with all the applicable Legal Requirements.

         4.6 Absence of Certain Changes or Events. Since the date of the execution of this Agreement, there has been no material adverse change in, nor has any event or events (other than any affecting the cable television industry generally) occurred that, individually or in the aggregate, could reasonably be expected to result in a material adverse change in such Party's Assets, Cable Business, operations, condition (financial or otherwise) or results of operations of its Systems, taken as a whole.

         4.7 Tax Returns; Other Reports. Such Party has duly and timely filed in correct form all federal, state, local and foreign Tax returns and other Tax reports required to be filed by it, and has timely paid all Taxes which have become due and payable, whether or not so shown on any such return or report, the failure of which to be filed or paid could affect or result in the imposition of a Lien upon its Assets or create any transferee or other liability upon the other Party, except such amounts as are being contested diligently and in good faith and are not in the aggregate material. Except as set forth on
SCHEDULE 4.7, such Party has not received any notice of, nor does such Party have any knowledge of, any deficiency, assessment or audit, or proposed deficiency, assessment or audit from any taxing Governmental Authority which could affect, or result in the imposition of a Lien upon, any of its Assets or transferee or other liability upon the other Party.

         4.8 Systems Information. SCHEDULES 4.8-A and 4.8-B set forth a materially true and accurate description, on a System-by-System basis, of the following information relating to each Party's Systems as of the date of this
Agreement:

               (a) the approximate number of aerial and underground miles of plant included in such Party's Assets and served by each headend;

               (b) the approximate number of single family homes and residential multiple dwelling units passed by each such System;

               (c) the MHZ capacity and channel capacity of each headend; and

               (d) the number of subscribers served by each such System.


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5.       ADDITIONAL COVENANTS.

         5.1 Required Consents. If less than all of the Required Consents for the transfer of Systems Franchises are obtained as of the Closing Date, then the following will occur:

               5.1.1 With respect to each PARTY A Systems Franchise for which a Required Consent necessary for the transfer thereof has not been obtained as of the Closing Date (such Systems Franchise and the PARTY A Assets pertaining thereto, hereinafter, a "PARTY A Retained Franchise"), the parties will negotiate in good faith to reach agreement on a PARTY B Systems Franchise (such Systems Franchise and the PARTY B Assets pertaining thereto, hereinafter, a "PARTY B Matching Franchise") that is to the greatest extent possible, like kind to PARTY A Retained Franchise for purposes of Section 1031 of the Code and the applicable exchange. A PARTY B Matching Franchise may also be a PARTY B Retained Franchise. For purposes of this Section 5.1, a "Retained Franchise" means either a PARTY A Retained Franchise or a PARTY B Retained Franchise or both, as the context requires, and a "Matching Franchise" means either a PARTY A Matching Franchise or a PARTY B Matching Franchise or both, as the context requires.

               5.1.2 Similarly, with respect to each PARTY B Systems Franchise for which a PARTY B Required Consent necessary for the transfer thereof has not been obtained as of the Closing Date (such Systems Franchise and the PARTY B Assets pertaining thereto, hereinafter, a "PARTY B Retained Franchise"), the parties will negotiate in good faith to reach agreement on a PARTY A Systems Franchise (such Systems Franchise and the PARTY A Assets pertaining thereto, hereinafter, a "PARTY A Matching Franchise") that is to the greatest extent possible, like kind to PARTY B Retained Franchise for purposes of Section 1031 of the Code and the applicable exchange. A PARTY A Matching Franchise may also be a PARTY A Retained Franchise.

               5.1.3 At the Closing, PARTY A and PARTY B shall transfer, convey and assign (the "Primary Transfer") all of the PARTY A Assets other than any PARTY A Retained Franchises and PARTY A Matching Franchises and all of the PARTY B Assets other than any PARTY B Retained Franchises and PARTY B Matching Franchises.

               5.1.4 Following the Closing of the Primary Transfer, the parties will continue to use commercially reasonable efforts to obtain on an expedited basis the Required Consents for all PARTY A Retained Franchises and PARTY B Retained Franchises. Pending such Required Consents being obtained, each of PARTY A Retained Franchises and PARTY B Retained Franchises shall continue to be subject to the arrangement set forth in Article 7 hereof, and shall be transferred, conveyed, or assigned as contemplated herein as soon as practicable following the obtaining of such Required Consents (such transfer hereinafter referred to as a "Subsequent Transfer").

               5.1.5 All references in this Agreement to the Closing and the Closing Date will mean the Closing and Closing Date of the Primary Transfer except as specifically provided otherwise in this Section 5.1.5. Without limiting the foregoing, all representations and warranties (except as to those Required Consents that have not been obtained) made in connection with the Retained Franchises and the Matching Franchises will be made as of the Closing Date rather than the date of the Subsequent Transfer, the other covenants in Article

5 will not apply to the Retained Franchises or the Matching Franchises following the Closing Date.

         5.2 Sales and Transfer Taxes. All sales, use or excise Taxes arising from or payable by reason of the transfer of each Party's Assets ("Transfer Taxes") and all transfer and similar taxes or assessments, including transfer fees and similar assessments for or under Systems Franchises, Systems Licenses and Systems Contracts, arising from or payable by reason of the conveyance of each Party's Assets will be borne equally by each Party. Tax Returns required to be filed with respect to Transfer Taxes ("Transfer Tax Returns") shall be prepared and filed by the Party that has the primary responsibility under applicable law for filing such Transfer Tax Returns.

         5.3 Further Assurances. At or after the Closing, each Party at the request of the other Party, will promptly execute and deliver, or cause to be executed and delivered, to the other Party all such documents and instruments, in addition to those otherwise required by this Agreement, in form and substance reasonably satisfactory to the other Party as the other Party may reasonably request in order to carry out or evidence the terms of this Agreement or to collect any accounts receivable or other claims included in the Assets transferred to the other Party. Without limiting the generality of the foregoing, PARTY A and PARTY B will take, or cause to be taken, all actions consistent with the terms of this Agreement, including execution and delivery of any documents or instruments, as the other may reasonably request to effect the qualification of the transactions contemplated hereby as a like-kind exchange under Section 1031 of the Code.

         5.4 Satisfaction of Conditions. Each Party will use its commercially reasonable efforts to satisfy, or to cause to be satisfied, the conditions to the obligations of the other Party to consummate the transactions contemplated by this Agreement, as set forth in Article 6.

6.       CONDITIONS PRECEDENT.

         6.1 Conditions to Each Party's Obligations. The obligations of each Party to consummate the transactions contemplated by this Agreement will be subject to the satisfaction, at or before the Closing, of the following conditions, one or more of which may be waived by such Party:

               6.1.1 Accuracy of Representations and Warranties. The representations and warranties of each Party in this Agreement, without giving effect to any materiality qualifications contained therein, are true, complete and accurate on and as of the Closing with the same effect as if made at and as of the Closing, except to the extent that all misstatements, omissions and inaccuracies, in the aggregate, do not have a material adverse effect on the other Party's Assets, Cable Business, the operations, condition (financial or otherwise) or results of operations of the Systems taken as a whole, or on the ability of the other Party to perform its obligations under this Agreement.

               6.1.2 Deliveries. Each Party shall have delivered the items and documents required to be delivered by and pursuant to this Agreement, including those required to be delivered by each Party to the other Party under Section 8.2.

               6.1.3 Legal Proceedings. No Legal Requirement of any Governmental Authority (including any temporary Legal Requirement) shall be in effect which would prevent or make illegal the consummation of any of the transactions contemplated by this Agreement.

               6.1.4 Consents.

                    (a) Except as provided in Section 5.1, Required Consents relating to each Party's Systems Franchises shall have been obtained in form and substance reasonably satisfactory to the other Party, or the consent of the appropriate Governmental Authority shall be deemed to have been received in accordance with Section 617 of the Communications Act (47 U.S.C. ss.537).

                    (b) Each Party shall have received evidence, in form and substance reasonably satisfactory to it, that the other Party's Required Consents relating to the other Party's Systems Licenses and Systems Contracts have been obtained.

               6.1.5 No Material Adverse Damage. There shall not have occurred any damage to such Party's Assets that has materially and adversely affected, or could reasonably be expected to materially and adversely affect, the cash flow therefrom.

7.       PRE-CLOSING MANAGEMENT ARRANGEMENT.

         Pending the Closing, each Party hereby agrees that the other shall be entitled to receive and retain any and all revenues from the operation of the Cable Business of the other Party to be transferred pursuant hereto including, without limitation, subscriber payments and advertising revenue, and shall be responsible for all expenses and expenditures respecting or pertaining to such Cable Business. Thus, each PARTY A entity shall be entitled to receive and retain all revenues from the operation of the PARTY B Cable Business being transferred to it, and shall be responsible for all expenses and expenditures respecting or pertaining to such Cable Business; provided, however, that management fees shall be limited, and shall be paid and expensed only as allowed, by the credit agreement to which such PARTY B entity is party to or otherwise bound, and each PARTY B entity shall be entitled to receive and retain all revenues from the operation of the PARTY A Cable Business being transferred to it, and shall be responsible for all expenses and expenditures respecting or pertaining to such Cable Business; provided, however, that management fees shall be limited, and shall be paid and expensed only as allowed, by the credit agreement to which such PARTY A entity is party to or otherwise bound.

8.       THE CLOSING.

         8.1 The Closing; Time and Place. Subject to the terms and conditions of this Agreement, the Closing shall be held at a place, date and time as mutually agreed upon by the Parties; provided that such day shall be a Business Day (the "Closing Date"). The transactions to be consummated at Closing shall be deemed to have been consummated as of the Closing Time.

         8.2 Delivery Obligations. At the Closing, each Party will deliver or cause to be delivered to the other Party the following:

               8.2.1 Bill of Sale and Assumption Agreement. The Bill of Sale and Assumption Agreement in the form mutually acceptable, transferring such Party's Assets as contemplated hereunder.

               8.2.2 Deeds. Quitclaim deeds in recordable form conveying each parcel of such Party's Owned Property, and assignments of leases and easements in recordable form, with respect to such Party's Leased Property and Other Real Property Interests, each as contemplated hereunder.

               8.2.3 Other. Such other documents and instruments as may be necessary to effect the intent of this Agreement and to consummate the transactions contemplated hereby.

9.       TERMINATION AND DEFAULT.

         9.1 Termination Events. This Agreement may be terminated and the transactions contemplated hereby may be abandoned:

               9.1.1 At any time, by the mutual agreement of PARTY A and PARTY
B;

               9.1.2 By either PARTY A or PARTY B at any time, if the other is in material breach or default of any of the other's covenants, agreements or other obligations herein;

               9.1.3 By either PARTY A or PARTY B upon written notice to the other, with respect to any transfers that have not been completed on or before six (6) months after the date of this Agreement; or

               9.1.4 By either PARTY A or PARTY B if an injunction, restraining order or decree of any nature of any Governmental Authority of competent jurisdiction is issued that prohibits the consummation of any of the transactions contemplated hereby and such injunction, restraining order or decree is final and nonappealable; provided, however, that the party seeking to terminate this Agreement pursuant to this clause has used commercially reasonable efforts to have such injunction, order or decree vacated or denied.

         9.2 Effect of Termination. Except as set forth in Section 9.1.3, if this Agreement is terminated pursuant to Section 9.1, all obligations of the Parties under this Agreement will terminate, except for the obligations set forth in Section 10.7.

10.      MISCELLANEOUS PROVISIONS.

         10.1 Parties Obligated and Benefited. Subject to the limitations set forth below, this Agreement will be binding upon each of the Parties and their respective assigns and successors in interest and will inure solely to the benefit of the Parties and their respective assigns and successors in interest, and no other Person will be entitled to any of the benefits conferred by this Agreement.

         10.2 Waiver. This Agreement or any of its provisions may not be waived except in writing. The failure of any Party to enforce any right arising under this Agreement on one or more occasions will not operate as a waiver of that or any other right on that or any other occasion.

         10.3 Captions. The section and other captions of this Agreement are for convenience only and do not constitute a part of this Agreement.

         10.4 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original.

         10.5 Entire Agreement. This Agreement (including the Schedules and Exhibits referred to in this Agreement, which are incorporated in and constitute a part of this Agreement) contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings with respect to such subject matter. This Agreement may not be amended or modified except by a writing signed by all of the parties hereto.

         10.6 Severability. Any term or provision of this Agreement that is invalid or unenforceable will be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining rights of the Person intended to be benefited by such provision or any other provisions of this Agreement.

         10.7 Expenses. Except as otherwise expressly provided in this Agreement, each Party will pay all of its expenses, including attorneys' and accountants' fees, in connection with the negotiation of this Agreement, the performance of its obligations and the consummation of the transactions contemplated by this Agreement.

         10.8 Risk of Loss. At all times prior to the Closing Time, the risk of any loss or damage to each Party's Assets resulting from fire, theft or other casualty (except reasonable wear and tear) or the risk that all or any part of or interest in each Party's Assets is taken or condemned as a result of a Governmental Authority's exercise of its powers of eminent domain, or if a Governmental Authority having such power informs a Party that it intends to condemn all or any part of such Party's Assets (such event being called, in either case, a "Taking"), shall remain with the current owner of such Assets, and such owner shall be entitled to receive and retain all insurance or condemnation proceeds paid or payable as a result of any loss, damage or condemnation of its Assets. With respect to any Party's Assets that are damaged or taken and therefore are not to be transferred pursuant hereto, the Parties agree to adjust the values of the Assets to be exchanged pursuant hereto so as to comply with the requirements of Section 1031 of the Code and the applicable exchange; such adjustment shall occur according to the mechanism set forth in
Section 5.1 with the necessary changes thereto.

         10.9 Commercially Reasonable Efforts. For purposes of this Agreement, "commercially reasonable efforts" will not be deemed to require a Party to undertake extraordinary or unreasonable measures, including the payment of amounts in excess of normal and usual filing fees and processing fees, if any, or other payments with respect to any Contract that are significant in the context of such Contract (or significant on the aggregate basis as to all Contracts).

              [The remainder of this page intentionally left blank]

         The parties have executed this Agreement as of the day and year first above written.

                                 CHARTER VIDEO ELECTRONICS, INC.
                                 Federal Tax ID #: 39-1029927

                                 By:________________________________________

                                 Title:_____________________________________

                                 CHARTER CABLE PARTNERS, LLC
                                 Federal Tax ID #: 75-2775562

                                 By:________________________________________

                                 Title:_____________________________________

                                 CHARTER COMMUNICATIONS VI, LLC
                                 Federal Tax ID #: 43-1854208

                                 By:________________________________________

                                 Title:_____________________________________

                               TABLE OF CONTENTS

                                                                                                        Page
                                                                                                        ----
1.       DEFINITIONS......................................................................................1

         1.1      Agreement...............................................................................1

         1.2      Assets..................................................................................1

         1.3      Books and Records.......................................................................1

         1.4      Business Day............................................................................2

         1.5      Cable Business..........................................................................2

         1.6      Closing.................................................................................2

         1.7      Closing Time............................................................................2

         1.8      Communications Act......................................................................2

         1.9      Contract................................................................................2

         1.10     FCC.....................................................................................2

         1.11     Governmental Authority..................................................................2

         1.12     Intellectual Property...................................................................2

         1.13     Judgment................................................................................3

         1.14     Leased Property.........................................................................3

         1.15     Legal Requirement.......................................................................3

         1.16     Lien....................................................................................3

         1.17     Losses..................................................................................3

         1.18     Other Intangibles.......................................................................3

         1.19     Other Real Property Interests...........................................................4

         1.20     Owned Property..........................................................................4

         1.21     Party...................................................................................4

         1.22     Permitted Liens.........................................................................4

         1.23     Person..................................................................................4

                                                                                                        Page
                                                                                                        ----
         1.24     Required Consents.......................................................................4

         1.25     System..................................................................................5

         1.26     Systems Contracts.......................................................................5

         1.27     Systems Franchises......................................................................5

         1.28     Systems Licenses........................................................................5

         1.29     Tangible Personal Property..............................................................5

         1.30     Taxes...................................................................................6

         1.31     Other Definitions.......................................................................6

         1.32     Usage...................................................................................7

2.       EXCHANGE.........................................................................................7

         2.1      Exchange of Assets......................................................................7

         2.2      Method of Exchange......................................................................7

3.       CONSIDERATION....................................................................................8

4.       REPRESENTATIONS AND WARRANTIES...................................................................8

         4.1      Organization and Qualification..........................................................8

         4.2      Authority and Validity..................................................................8

         4.3      No Violation............................................................................8

         4.4      Systems Contracts.......................................................................9

         4.5      Compliance with Legal Requirements......................................................9

         4.6      Absence of Certain Changes or Events....................................................9

         4.7      Tax Returns; Other Reports..............................................................9

         4.8      Systems Information.....................................................................9

5.       ADDITIONAL COVENANTS.............................................................................10

         5.1      Required Consents.......................................................................10

         5.2      Sales and Transfer Taxes................................................................11

                                                                                                        Page
                                                                                                        ----
         5.3      Further Assurances......................................................................11

         5.4      Satisfaction of Conditions..............................................................11

6.       CONDITIONS PRECEDENT.............................................................................11

         6.1      Conditions to Each Party's Obligations..................................................11

                  6.1.1    Accuracy of Representations and Warranties.....................................11

                  6.1.2    Deliveries.....................................................................11

                  6.1.3    Legal Proceedings..............................................................12

                  6.1.4    Consents.......................................................................12

                  6.1.5    No Material Adverse Damage.....................................................12

7.       PRE-CLOSING MANAGEMENT ARRANGEMENT...............................................................12

8.       THE CLOSING......................................................................................12

         8.1      The Closing; Time and Place.............................................................12

         8.2      Delivery Obligations....................................................................12

                  8.2.1    Bill of Sale and Assumption Agreement..........................................13

                  8.2.2    Deeds..........................................................................13

                  8.2.3    Other..........................................................................13

9.       TERMINATION AND DEFAULT..........................................................................13

         9.1      Termination Events......................................................................13

         9.2      Effect of Termination...................................................................13

10.      MISCELLANEOUS PROVISIONS.........................................................................13

         10.1     Parties Obligated and Benefited.........................................................13

         10.2     Waiver..................................................................................13

         10.3     Captions................................................................................14

         10.4     Counterparts............................................................................14

         10.5     Entire Agreement........................................................................14

                                                                                                        Page
                                                                                                        ----
         10.6     Severability............................................................................14

         10.7     Expenses................................................................................14

         10.8     Risk of Loss............................................................................14

         10.9     Commercially Reasonable Efforts.........................................................14

                               List of Schedules

Schedule 1.14         Leased Property

Schedule 1.20         Owned Property

Schedule 1.27         Systems Franchises

Schedule 1.28         Systems Licenses

Schedule 3.1-A        PARTY A System Value

Schedule 3.1-B        PARTY B System Value

Schedule 4.7          Tax Returns Deficiency/Audit Notice

Schedule 4.8-A        PARTY A Systems

Schedule 4.8-B        PARTY B Systems

                                 SCHEDULE 4.8-A

                   Charter Video Electronics, Inc. ("PARTY A")

CHARTER VIDEO ELECTRONICS, INC.

 HEADEND             SYSTEM            FRANCHISE AUTHORITY         STATE
 -------             ------            -------------------         -----
Rhinelander       Rhinelander WI       Argonne                       WI
Rhinelander       Rhinelander          Bradley                       WI
Rhinelander       Rhinelander          Cassian                       WI
Rhinelander       Rhinelander WI       Crandon city                  WI
Rhinelander       Rhinelander WI       Crandon town                  WI
Rhinelander       Rhinelander          Crescent                      WI
Rhinelander       Rhinelander          Lincoln                       WI
Rhinelander       Rhinelander          Monico                        WI
Rhinelander       Rhinelander          Newbold                       WI
Rhinelander       Rhinelander          Nokomis                       WI
Rhinelander       Rhinelander          Pelican                       WI
Rhinelander       Rhinelander          Pine Lake                     WI
Rhinelander       Rhinelander WI       Rhinelander                   WI
Rhinelander       Rhinelander          Stella                        WI
Rhinelander       Rhinelander WI       Tomahawk                      WI
Rhinelander       Rhinelander          Town of Wabeno                WI
Rhinelander       Rhinelander          Woodboro                      WI

                                 SCHEDULE 4.8-B

         Charter Cable Partners, LLC and Charter Communications VI, LLC (collectively, "PARTY B")

CHARTER CABLE PARTNERS, LLC

 HEADEND                       SYSTEM           FRANCHISE AUTHORITY         STATE
 -------                       ------           -------------------         -----
Ashland                     Eau Claire WI       Bayfield                      WI
Ashland                     Eau Claire WI       Bayfield                      WI
Ladysmith                   Eau Claire WI       Bruce                         WI
Dresser                     Eau Claire WI       Dresser                       WI
Park Falls                  Eau Claire WI       Eisenstein                    WI
Ladysmith                   Eau Claire WI       Flambeau                      WI
Ladysmith                   Eau Claire WI       Grant (Ladysmith)             WI
Hayward/Stone Lake          Eau Claire WI       Hayward                       WI
Hayward/Stone Lake          Eau Claire WI       Hayward                       WI
Ladysmith                   Eau Claire WI       Ladysmith                     WI
Park Falls                  Eau Claire WI       Lake                          WI
Dresser                     Eau Claire WI       Osceola                       WI
Park Falls                  Eau Claire WI       Park Falls                    WI
Hayward/Stone Lake          Eau Claire WI       Sand Lake                     WI
Spooner                     Eau Claire WI       Spooner                       WI
Dresser                     Eau Claire WI       St Croix Falls                WI
Hayward/Stone Lake          Eau Claire WI       Stone Lake                    WI
Ladysmith                   Eau Claire WI       Tony                          WI
Ashland                     Eau Claire WI       Washburn                      WI

CHARTER COMMUNICATIONS VI, LLC

HEADEND            SYSTEM           FRANCHISE AUTHORITY         STATE
-------            ------           -------------------         -----
Oscoda         Oscoda/Ausable       Alabaster                     MI
Oscoda         Oscoda/Ausable       Alcona                        MI
Oscoda         Oscoda/Ausable       Ausable                       MI
Oscoda         Oscoda/Ausable       Baldwin                       MI
Oscoda         Oscoda/Ausable       Caledonia                     MI
Oscoda         Oscoda/Ausable       East Tawas                    MI
Oscoda         Oscoda/Ausable       Grant                         MI
Oscoda         Oscoda/Ausable       Greenbush                     MI
Oscoda         Oscoda/Ausable       Harrisville Township          MI
Oscoda         Oscoda/Ausable       Harrisville City              MI
Oscoda         Oscoda/Ausable       Hawes                         MI
Oscoda         Oscoda/Ausable       Lincoln                       MI
Oscoda         Oscoda/Ausable       Lost Lake Woods               MI
Oscoda         Oscoda/Ausable       Oscoda                        MI
Oscoda         Oscoda/Ausable       Ossineke                      MI
Oscoda         Oscoda/Ausable       Plainfield                    MI
Oscoda         Oscoda/Ausable       Tawas City                    MI
Oscoda         Oscoda/Ausable       Tawas Township                MI
Oscoda         Oscoda/Ausable       Wilbur                        MI



                                     - ii -